Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 222% x $10,701.37
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $8,696.30
+ Annual Premium*                     $3,000.00
- Premium Expense Charge**              $150.00
- Monthly Deduction***                  $633.21
- Mortality & Expense Charge****        $100.82
+ Hypothetical Rate of Return*****    ($110.90)
                                      --------
=                                       $10,701  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI
             1                  $43.18
             2                  $43.19
             3                  $43.21
             4                  $43.23
             5                  $43.24
             6                  $43.26
             7                  $43.28
             8                  $43.29
             9                  $43.31
            10                  $43.32
            11                  $43.34
            12                  $43.36

             Total             $519.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             1              ($9.57)
             2              ($9.51)
             3              ($9.45)
             4              ($9.39)
             5              ($9.33)
             6              ($9.27)
             7              ($9.21)
             8              ($9.15)
             9              ($9.10)
            10              ($9.04)
            11              ($8.98)
            12              ($8.92)

         Total            ($110.90)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $10,701.37
- Year 5 Surrender Charge      $2,084.00
                               ---------
=                                 $8,617  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 222% x $12,919.11
                      = $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $10,175.83
+ Annual Premium*                      $3,000.00
- Premium Expense Charge**               $150.00
- Monthly Deduction***                   $628.19
- Mortality & Expense Charge****         $114.19
+ Hypothetical Rate of Return*****       $635.65
                                         -------
=                                        $12,919 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $42.84
             2               $42.84
             3               $42.84
             4               $42.84
             5               $42.85
             6               $42.85
             7               $42.85
             8               $42.85
             9               $42.85
            10               $42.86
            11               $42.86
            12               $42.86

            Total           $514.19

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $53.17
             2                $53.13

             3                $53.10
             4                $53.06
             5                $53.03
             6                $52.99
             7                $52.95
             8                $52.92
             9                $52.88
            10                $52.84
            11                $52.81
            12                $52.77

            Total            $635.65

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $12,919.11
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                      $10,835  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $15,526.21
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $11,846.42
+ Annual Premium*                      $3,000.00
- Premium Expense Charge**               $150.00
- Monthly Deduction***                   $622.41
- Mortality & Expense Charge****         $129.28
+ Hypothetical Rate of Return*****     $1,581.48
                                       ---------
=                                        $15,526 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $42.45
             2               $42.44
             3               $42.42
             4               $42.41
             5               $42.39
             6               $42.38
             7               $42.36
             8               $42.34
             9               $42.33
            10               $42.31
            11               $42.30
            12               $42.28

            Total           $508.41

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1              $128.51
             2              $129.09
             3              $129.68
             4              $130.27
             5              $130.86
             6              $131.46
             7              $132.06
             8              $132.67
             9              $133.29
            10              $133.91
            11              $134.53
            12              $135.16

         Total            $1,581.48

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $15,526.21
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                      $13,442  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,518.51
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $8,555.95
+ Annual Premium*                     $3,000.00
- Premium Expense Charge**              $150.00
- Monthly Deduction***                  $678.84
- Mortality & Expense Charge****         $99.34
+ Hypothetical Rate of Return*****    ($109.27)
=                                       $10,519  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $46.97
             2               $46.99
             3               $47.01
             4               $47.02
             5               $47.04

             6               $47.06
             7               $47.08
             8               $47.10
             9               $47.12
            10               $47.13
            11               $47.15
            12               $47.17

         Total              $564.84

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1              ($9.45)
             2              ($9.38)
             3              ($9.32)
             4              ($9.26)
             5              ($9.20)
             6              ($9.14)
             7              ($9.07)
             8              ($9.01)
             9              ($8.95)
            10              ($8.89)
            11              ($8.83)
            12              ($8.77)

         Total            ($109.27)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $10,518.51
- Year 5 Surrender Charge             $2,084.00
       -                              ---------
=                                        $8,435  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,709.87
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $10,019.28
+ Annual Premium*                    $3,000.00
- Premium Expense Charge**             $150.00
- Monthly Deduction***                 $673.44
- Mortality & Expense Charge****       $112.56
+ Hypothetical Rate of Return*****     $626.59
                                       -------
=                                      $12,710  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $46.60
             2               $46.61
             3               $46.61
             4               $46.61
             5               $46.62
             6               $46.62
             7               $46.62
             8               $46.63
             9               $46.63
            10               $46.63
            11               $46.64
            12               $46.64

         Total              $559.44

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1               $52.51
             2               $52.46
             3               $52.41
             4               $52.35
             5               $52.30
             6               $52.24
             7               $52.19
             8               $52.14
             9               $52.08
            10               $52.03
            11               $51.97
            12               $51.92

            Total           $626.59

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,709.87
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                       $10,626  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $15,287.11
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,672.17

+ Annual Premium*                     $3,000.00
- Premium Expense Charge**              $150.00
- Monthly Deduction***                  $667.23
- Mortality & Expense Charge****        $127.49
+ Hypothetical Rate of Return*****    $1,559.66
                                      ---------
=                                       $15,287  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $46.19
             2               $46.17
             3               $46.16
             4               $46.14
             5               $46.13
             6               $46.11
             7               $46.10
             8               $46.08
             9               $46.06
            10               $46.05
            11               $46.03
            12               $46.01

            Total           $553.23

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             1               $126.95
             2               $127.48
             3               $128.02
             4               $128.57

             5               $129.11
             6               $129.67
             7               $130.22
             8               $130.79
             9               $131.35
            10               $131.92
            11               $132.50
            12               $133.08
             Total         $1,559.66

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $15,287.11
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                      $13,203  (rounded to the nearest dollar)